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Exhibit 10.40

When Recorded Return To:

W. Brian Hulse, Esq.
 SNELL & WILMER, L.L.P.
Gateway Tower West
15 West South Temple, Suite 1200
Salt Lake City, Utah 84101

CONSENT AND SUBORDINATION AGREEMENT

        A.    FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), is the "Beneficiary" under that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed December 14, 2000, and recorded on December 20, 2000, as Entry No. 7784142, in Book 8409, at Page 3891, of the real property records of Salt Lake County, Utah, as amended and or modified of record ("First Deed of Trust") with respect to the real property described in Exhibit A thereto ("First Property") and as more particularly described on Exhibit Aattached hereto.

        B.    Foothill is also the "Beneficiary" under that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed December 14, 2000, and recorded on December 20, 2000, as Entry No. 7784141, in Book 8409, at Page 3864, of the real property records of Salt Lake County, Utah, as amended and or modified of record ("Second Deed of Trust") with respect to the real property described in Exhibit A thereto ("Second Property") and as more particularly described on Exhibit A attached hereto. The First Deed of Trust and the Second Deed of Trust are sometimes collectively referred to herein as the "Deeds of Trust". The First Property and the Second Property are sometimes collectively referred to herein as the "Property".

        C.    Foothill is the "Assignee" under that certain Absolute Assignment of Sub-Leases and Rents executed December 14, 2000, and recorded December 20, 2000, as Entry No. 7784145, in Book 8409, at Page 3943, of the real property records of Salt Lake County, Utah, as amended and or modified of record ("First Assignment") with respect to the leasehold interests described in Exhibit A thereto (the "First Leasehold Interests").

        D.    Foothill is also the "Assignee" under that certain Absolute Assignment of Sub-Leases and Rents executed December 14, 2000, and recorded December 20, 2000, as Entry No.7784144, in Book 8409, at Page 3933, of the real property records of Salt Lake County, Utah, as amended and or modified of record ("Second Assignment") with respect to the leasehold interests described in Exhibit A thereto (the "Second Leasehold Interests"). The First Assignment and the Second Assignment are sometimes collectively referred to herein as the "Assignments". The First Leasehold Interests and the Second Leasehold Interests are sometimes collectively referred to herein as the "Leasehold Interests".

        E.    EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah Corporation ("E&S"), is the "Trustor" under the Deeds of Trust and the "Assignor" under the Assignments.

        F.    Pursuant to that certain Purchase and Sale Agreement, dated November 5, 2002, between E&S and WOODBURY CORPORATION, a Utah corporation, and with the consent and approval of Foothill, E&S has sold its right, title and interest in all improvements on certain real property located at 540 Arapeen Drive, Salt Lake City, Utah and has assigned its right, title and interest in the that certain Lease Agreement between THE UNIVERSITY OF UTAH, a body politic and corporate of the State of Utah (the "University"), and the predecessor-in-interest of E&S, Mountain Co-Venture, a general partnership, dated November 21, 1972, and amended by that certain Addendum To Lease

Agreement, dated April 3, 1973, and by that certain Second Addendum to Lease Agreement, dated June 4, 1973, and by that certain Third Addendum To Lease Agreement, dated December 7, 1973, and by that certain Fourth Addendum To Lease Agreement, dated September 12, 1979, and by that certain Fifth Addendum to Lease Agreement, dated April 9, 1987 to KP ARAPEEN, L.C., a Utah limited liability company ("KP"). Such sale and assignment transaction is sometimes referred to herein as the "Sale Transaction".

        G.    As part of the Sale Transaction, E&S has entered into the following agreements with respect to the Property and the Leasehold Interests:

          (i)    Declaration of Easements, dated December 27, 2002, between the University, E&S and KP, which burdens and benefits, among other real property, the Property, and recorded December 27, 2002, as Entry No, in Book 8711, at Page 873, of the real property records of Salt Lake County, Utah (the "Declaration").

          (ii)  Utility Agreement, dated 12/27/02, between E&S, KP and Pacificorp, an Oregon corporation dba Utah Power & Light, with respect to portions of the Property, a Memorandum of which was recorded December 27, 2002, as Entry No. 8474712, in Book 8711, at Page 897, of the real property records of Salt Lake County, Utah (the "Utility Agreement").

          (iii)  Nonsegregable Water & Electricity Agreement, between E&S and KP, with respect to portions of the Property, and recorded December 27, 2002, as Entry No. 8474713, in Book 8711, at Page 902, of the real property records of Salt Lake County, Utah (the "Water Agreement").

        Foothill does hereby consent to and agree to subordinate the lien of the Deeds of Trust and the Assignments to each of the Declaration, the Utility Agreement, and the Water Agreement. Such subordination is solely intended to ensure survival of each of the Declaration, the Utility Agreement, and the Water Agreement after any foreclosure of the Deeds of Trust, or any exercise of rights under the Assignments, or any of them. This Subordination Agreement shall not be construed as a release of the collateral secured by the Deeds of Trust or the Assignments or a subordination of the Deeds of Trust or the Assignments as to any other subsequent recorded interest in the Property other than the Declaration, Utility Agreement, and the Water Agreement.

        Dated this 24 day of December, 2002.

FOOTHILL CAPITAL CORPORATION a California corporation
By:	/s/ CHARLES KIM
Name:	Charles Kim
Title:	VP

STATE OF CALIFORNIA	)
: ss.
COUNTY OF LOS ANGELES	)

        On December 24, 2002, before me K. Melissa Chavez, Notary Public, personally appeared Charles Kim, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Vice President of Foothill Capital Corporation, a California corporation, whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

/s/ K. MELISSA CHAVEZ Notary Public

[Seal]

EXHIBIT A

        That certain real property located in Salt Lake County, Utah, and more particularly described as follows:

FIRST PROPERTY

560 Arapeen Drive

        BEGINNING at a point on the Westerly line of Arapeen Drive, said point being North 2324.780 feet and West 686.110 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 41°00'00" West 212.00 feet; thence North 49°00'00" West 90.00 feet; thence South 41°00'00" West 340.00 feet; thence South 49°00'00" East 260.00 feet; thence North 41°00'00" East 342.00 feet; thence North 49°00'00" West 70.00 feet; thence North 41°00'00" East 210.00 feet to the Westerly line of Arapeen Drive; thence North 49°00'00" West 100.00 feet along said Westerly line to the point of beginning.

        BEGINNING at a point on the Westerly line of Komas Drive, said point being North 1626.262 feet and West 815.400 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 49°00'00" West 450.692 feet; thence South 41°00'00" West 70.00 feet; thence North 49°00'00" West 220.932 feet to a point on the arc of a 692.200 foot radius curve whose center bears South 62°28'51" East; thence Southwesterly 42.964 feet along the arc of said curve to the left through a central angle of 03°33'23"; thence South 49°00'00" East 660.319 feet; thence North 41°00'00" East 111.443 feet to the point of beginning.

        EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDS OF KOMAS DRIVE, THE DEDICATION PLAT OF WHICH IS FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER.

        16:03:300:001:2007 / 6007

650 Komas Drive

        BEGINNING at a point on the Westerly line of Komas Drive, said point being North 1626.262 feet and West 815.400 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 49°00'00" East 551.954 feet; thence South 41°00'00" West 31.741 feet; thence South 60°00'00" West 601.002 feet; thence North 49°00'00" West 326.287 feet; thence North 41°00'00" East 488.553 feet; thence North 49°00'00" West 30.00 feet; thence North 41°00'00" East 111.443 feet to the point of beginning.

        16:03:300:001:2014 / 6014

600 Komas Drive

        BEGINNING at a point which is North 1626.262 feet and West 815.400 feet and South 41°00'00" West 111.443 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 49°00'00" West 660.319 feet to a point on the arc of a 692.200 foot radius curve whose center bears South 66°02' 14" East; thence Northeasterly 114.196 feet along the arc of said curve to the right through a central angle of 09°27'08"; thence North 49°00'00" West 6.001 feet; thence South 41°00'00" West 525.082 feet; thence South 12°21'26" East 320.000 feet; thence North 82°47' 10" East 208.879 feet to a point on the arc of a 608.887 foot radius curve whose center bears North 82°02'11" East; thence Southeasterly 360.905 feet along the arc of said curve to the left through a central angle of 33°57'39"; thence North 41°00'00" East 593.845 feet; thence North 49°00'00" West 30.000 feet to the point of beginning.

        EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDS OF WAKARA WAY AND/OR KOMAS DRIVE, THE DEDICATION PLATS OF WHICH ARE FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER

        16:03:300:001:2023 / 6023

770 Komas Drive

        BEGINNING at a point which is North 22°00'00" West 179.00 feet from a point on the North line of Sunnyside Avenue, said point being South 89°59'50" West 761.997 feet and North 00°00'10" West 58.200 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.620 feet and East 97.000 feet and South 58.200, feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 61°09'35" West 166.781 feet; thence North 52°49'31" West 103.650 feet; thence North 12°49'54" West 461.520 feet; thence North 43°19'53" West 315.935 feet; thence North 44°00'00" East 123.669 feet along the radial line to a point of a curve; thence Southeasterly along the arc of the 212.4714 foot radius curve to the left, arc length = 274.416 feet, chord length = 255.737 feet (chord bearing = South 83°00'00" East), tangent length = 160.109 feet, central angle = 74°00'00"; thence along the radial line South 30°00'00" East 20.500 feet to the point of tangency; thence North 60°00'00" East 71.108 feet; thence South 49°00'00" East 33.554 feet; thence South 60°00'00" West 11.730 feet; thence South 22°00'00" East 550.000 feet; thence South 23°00'00" West 217.000 feet to the point of BEGINNING.

        Together with a 26 foot access easement to Komas Drive.

        16:10:126:001:2001 / 6001

630 Komas Drive

        BEGINNING at a point which is North 886.114 feet and West 1377.035 feet from a Salt Lake City Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument being South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 43°19'53" West 245.767 feet; thence North 12°21'26" West 312.856 feet; thence North 82°47'10" East 208.879 feet to a point on the arc of a 608.887 foot radius curve, the center of which bears North 82°02' 11" East; thence Southeasterly along said curve to the left through a central angle of 33°57'39", a distance of 360.905 feet; thence North 40°58' East 105.291 feet; thence South 49°00' East 292.731 feet; thence South 60°00' West 71.105 feet; thence North 30°00' West 20.50 feet to a point on the arc of a 212.471 foot radius curve, the center of which bears North 30°00' West; thence Southwesterly along said curve to the right through a central angle of 74°00', a distance of 274.416 feet; thence South 44°00' West 123.669 feet to the point of beginning.

        Together with a 26 foot wide access easement to Komas Drive.

        16:03:300: 001

SECOND PROPERTY

580 Arapeen Drive

        BEGINNING at a point on the Westerly line of Arapeen Drive, said point being North 2259.174 feet and West 610.639 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65°48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 41°00'00" West 210.00 feet; thence South 49°00'00" East 70.00 feet; thence South 41°00'00" West 342.00 feet; thence South 49°00'00" East 303.00 feet to a point on the arc of a 70.00 foot radius curve to the left; thence Easterly 109.956 feet along said curve (chord bears: North 86°00'00" East 98.995 feet); thence North 41°00'00" East 90.00 feet; thence North 49°00'00" West 178.00 feet; thence North 41°00'00" East 392.00 feet to the Westerly line of Arapeen Drive; thence North 49°00'00" West 265.00 feet along said Westerly line to the point of beginning.

        EXCEPTING THEREFROM ANY PORTIONS LYING WITHIN THE BOUNDS OF KOMAS DRIVE AND/OR BLACK HAWK WAY, THE DEDICATION PLATS OF WHICH ARE FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER.

        16:03:300:001:2011 / 6011

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  Exhibit 10.40